Supplement dated March 28, 2012 to Prospectuses dated May 1, 2006 for

Touchstone Gold and Touchstone Advisor Flexible Premium Variable Annuities

and Prospectus dated May 1, 2000 for

Touchstone Select Flexible Premium Variable Annuity

Issued by Western-Southern Life Assurance Company

Through its Separate Account 1

This is a supplement to the prospectuses identified above.  This supplement describes important changes to the Invesco V.I. Funds available through the Sub-Accounts in your variable annuity issued by Western-Southern Life Assurance Company.  Please retain this supplement to the prospectuses for future reference.

Invesco Fund Merger

Pending the approval of shareholders at a special meeting to be held on April 2, 2012, the Invesco Variable Insurance Funds will merge the Invesco V.I. Capital Appreciation Fund into the Invesco V.I. American Franchise Fund effective as of the end of the Business Day on April 27, 2012.  To support the merger, we will merge the existing Invesco V.I. Capital Appreciation Sub-Account in your variable annuity into the Invesco V.I. American Franchise Sub-Account:

Existing Sub-Account	Replacement Sub-Account
Invesco V.I. Capital Appreciation Fund	Invesco V.I. American Franchise Fund(1)

Any Account Value you have in the Existing Sub-Account at the end of the Business Day on April 27, 2012 will be transferred to the Replacement Sub-Account, which we will add to your variable annuity effective as of the date of the merger.  You will not incur a transfer charge and the transfer will not count toward the number of free transfers allowed each year under your variable annuity contract.

Future Contributions and Systematic Programs — Any future contributions and purchases made through an automated program (such as the Dollar Cost Averaging or Automatic Rebalancing Program) that are currently directed to the Existing Sub-Account will be redirected to the Replacement Sub-Account.  You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

You can contact our offices in writing at 400 Broadway, Cincinnati, Ohio 45202 or call us at 1-800-669-2796.

(1)  The Invesco V.I. American Franchise Fund is currently known as the Invesco V.I. Capital Growth Fund.  The fund name will change effective May 1, 2012.